UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2024

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836
(Address of principal executive offices)			(Zip Code)

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As reported below in Item 5.07 to this Current Report on Form 8-K, on May 9, 2024 at the 2024 annual meeting of stockholders (the “Annual Meeting”) of Murphy USA Inc. (the “Company”), the holders of the Company’s common stock approved amendments to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to:

•eliminate supermajority voting requirements by (i) in Article 5, reducing the vote required for stockholders to adopt, amend or repeal our bylaws, from not less than 66 2/3% of the voting power of our common stock to a majority of the voting power of our common stock, (ii) in Article 9, reducing the vote required to repeal or amend any provision of our Certificate of Incorporation or to adopt, amend or repeal any provision which would have the effect of modifying or permitting the circumvention of any provision within the Certificate of Incorporation, from not less than 66 2/3% of the voting power of our common stock for the provisions set forth in any of Articles 4(b), 5, 6, 7 or 9 to not less than a majority of the voting power of our common stock for any provision within the Certificate of Incorporation, and (iii) adding Article 10 which relates to the approval of business combinations with interested stockholders, and changing the vote required for the approval of such business combinations from statutory default of 66 2/3% to at least a majority of the voting power of our common stock; and

•limit the personal liability of certain officers for monetary damages associated with breaches of the fiduciary duty of care in limited circumstances as permitted by the Delaware General Corporation Law.

On May 10, 2024, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Certificate of Incorporation and a restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware to implement the foregoing amendments.

In addition, on May 10, 2024, the Company amended and restated its bylaws (as so amended, the “Amended and Restated Bylaws”). As described in the 2024 Proxy Statement, the bylaws were amended to conform to the as-amended Article 5 set forth in the Restated Certificate of Incorporation relating to future amendments to the bylaws. The effectiveness of the Amended and Restated Bylaws was conditioned upon stockholder approval to remove the supermajority voting provisions of the Certificate of Incorporation.

The foregoing summary of the Certificate of Amendment, the Restated Certificate of Incorporation and the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Certificate of Amendment, the Restated Certificate of Incorporation and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The results of voting on Proposals 1 through 7 (as numbered in the Company's 2024 Proxy Statement) submitted to the Company's stockholders for consideration at the Annual Meeting held on May 9, 2024, are set forth below.

Proposal 1. In an uncontested election, each of the following Class II directors proposed by management was elected to the Board of Directors (the "Board"), with a tabulation of votes to the nearest share as shown below:

	For	Against	Abstain	Broker Non-Votes
David L. Goebel	17,906,805	65,341	8,969	1,214,948
James W. Keyes	17,763,199	208,963	8,953	1,214,948
Diane N. Landen	17,223,922	748,523	8,670	1,214,948

Proposal 2. Stockholders ratified the Audit Committee of the Board's appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2024 fiscal year.

	For	Against	Abstain
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2024	19,044,515	141,971	9,577

Proposal 3. Stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers ("NEOs"), as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2024 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables, accompanying footnotes and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation on an Advisory, Non-Binding Basis	17,443,327	517,183	20,605	1,214,948

Proposal 4. Stockholders approved the amendment to the Company's Certificate of Incorporation to eliminate supermajority voting standards.

	For	Against	Abstain	Broker Non-Votes
Amend Certificate of Incorporation to Eliminate Supermajority Voting Standards	17,823,673	146,678	10,764	1,214,948

Proposal 5. Stockholders approved the amendment to the Company's Certificate of Incorporation to eliminate the default supermajority voting standard concerning certain business combinations.

	For	Against	Abstain	Broker Non-Votes
Amend Certificate of Incorporation to Eliminate the Default Supermajority Voting Standard Concerning Certain Business Combinations	17,823,063	146,595	11,457	1,214,948

Proposal 6. Stockholders approved the amendment to the Company's Certificate of Incorporation to limit certain liability of officers as permitted by Delaware law.

	For	Against	Abstain	Broker Non-Votes
Amend Certificate of Incorporation to Limit Certain Liability of Officers as Permitted by Delaware Law	16,249,319	1,712,006	19,790	1,214,948

Proposal 7. Stockholder proposal - simple majority vote. Stockholders rejected a stockholder proposal regarding a simple majority vote as follows:

	For	Against	Abstain	Broker Non-Votes
Stockholder Proposal - Simple Majority Vote	8,734,999	9,227,042	19,074	1,214,948

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Murphy USA Inc.
3.2	Restated Certificate of Incorporation of Murphy USA Inc.
3.3	Amended and Restated Bylaws of Murphy USA Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	May 14, 2024	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Vice President, Chief Accounting Officer and Treasurer